THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS PORTFOLIO

     SUPPLEMENT DATED AUGUST 23, 2004 TO THE PROSPECTUS DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Effective August 31, 2004, the Acadian Emerging Markets Portfolio (the "Fund")
will be closed to new investors due to concerns that an increase in the Fund's size may adversely affect the implementation of the Fund's investment strategy.

Existing shareholders of the Fund and clients of Acadian Asset Management, Inc. (the "Adviser") may continue to make additional investments in the Fund and reinvest dividends and capital gains distributions. Existing shareholders of the Fund and clients of the Adviser include:

o An investor whose business or other organization is already a shareholder of the Fund and who is opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o An investor who is a current Fund trustee or officer, or an employee of the Adviser or an investor who is a member of the immediate family of any of these individuals;

o An investor who is a client of a financial adviser or planner who has client assets invested in the Fund as of the date of any proposed new investment in the Fund; or

o An investor who is a client of the Adviser and has assets invested with the Adviser as of the date of the Fund's close and any proposed new investment in the Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE